Putnam
Investors
Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-02


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FROM THE TRUSTEES

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Dear Fellow Shareholder:

In this persistently challenging environment, many investors have sought to cut their losses by getting out of the stock market entirely. It is our view that for those who still have several years before they need to make withdrawals, this may have been the wrong move to make, for history has been on the side of investors who have dared to weather even sustained periods of market retreat.

If you had what you believed was an effective investment program before the markets began their decline and thus far have resisted the temptation to veer off that course, we strongly urge you to remain patient. As always, however, it is a good idea to consult your financial advisor for specific counsel in regard to your own situation.

Quite naturally, we are disappointed at having to report the negative results posted by Putnam Investors Fund during the fiscal year ended July 31, 2002. However, we believe that the fund remains positioned to benefit once investors begin to recognize the economy's positive fundamentals. On the following pages, you will find a full explanation of the reasons for the fund's decline during the period, as well as a view of prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
September 18, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam U.S. Core Team

It would be difficult to find a time period that provided more obstacles for U.S. equity investors than the fiscal year ended July 31, 2002. During this period, the focal point of market apprehension shifted from the incredible tragedy of September 11, 2001, in the first half, to the reliability of corporate bookkeeping in the second half. For disciplined investors, the market's behavior was particularly vexing, as it seemed to ignore fundamentals, preferring to follow the vicissitudes of investor sentiment.

However, shareholders in Putnam Investors Fund don't have far to look for perspective on the year's events. Over its nearly 78-year history, your fund has endured bouts of negative market, economic, and political conditions, including the market crash of 1929, the Great Depression of the early 1930s, and World War II. The fund's record clearly demonstrates that over the long term, fundamental forces have eventually prevailed, and that stocks have advanced more than competing asset categories. In fact, studies have shown that when investor sentiment is most negative about an asset class, it is often time to take a closer look.

Total return for 12 months ended 7/31/02

      Class A           Class B           Class C           Class M
    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
 -28.04%  -32.15%  -28.66%  -32.22%  -28.63%  -29.34%  -28.50%  -31.00%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.

For the fiscal year ended July 31, 2002, Putnam Investors Fund's performance lagged that of its benchmark, the Standard & Poor's[R] 500 Index, while slightly outperforming the average return for funds in its competitive universe, as measured by the Lipper Large-Cap Growth Funds category. The fund's relative performance was affected by its emphasis on stocks that were more growth-oriented than its benchmark for most of the period. Holdings in the communications services and conglomerates sectors were among the largest detractors from relative returns.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals     10.8%

Banking              8.5%

Retail               8.3%

Software             6.5%

Oil and gas          6.4%

Footnote reads:
*Based on net assets as of 7/31/02. Holdings will vary over time.


* VOLATILITY FUELED BY CHANGING MARKET SIGNALS

Difficult market conditions were the most significant factor shaping your fund's performance during fiscal 2002. At the start of the fund's fiscal year, the greatest concern of U.S. equity investors was whether, in the face of sagging equity markets and ongoing corporate earnings disappointments, the United States could avoid a recession. Then came the September 11 terrorist strikes against the United States, which forced an unprecedented 4-day closing of the New York Stock Exchange and convinced most economists that recession was inevitable. Expecting the worst, investors assumed a highly defensive posture, sending markets down sharply. Large-cap growth stocks, those emphasized by your portfolio for most of the fiscal period, were among the most severely punished by this decline.

Equity investors were caught by surprise again when market sentiment turned positive in November 2001, as expectations of an economic recovery in 2002 fueled a late-year rally. Despite market nervousness early in 2002 -- caused, in part, by unfolding revelations about energy giant Enron's bookkeeping practices -- improving economic indicators sustained the equity market's generally positive momentum through the spring. Then, a triple whammy of growing tension in the Middle East and the Indian subcontinent, lingering overvaluation from the last bull market, and additional accounting scandals drove U.S. equity markets down again. Added to that, indications late in the period that business spending remained sluggish and that consumer confidence had waned raised concerns that the economic recovery had slowed significantly.

* DISCIPLINED APPROACH TO MARKETS ANCHORED FUND

Against this backdrop of conflicting economic signals and extreme swings in market sentiment, Putnam's Large-Cap Growth and U.S. Core teams continued to employ a disciplined approach to equity investing. We valued companies based on their long-term fundamentals and viewed investors' short-term overreactions as buying or selling opportunities. We did modify our approach modestly during the period as the fund's investment style moved from growth to blend. (Blend funds are managed with no predetermined bias toward growth- or value-style stocks, allowing the fund to take advantage of investment opportunities in large-cap stocks outside of the growth-stock universe.) Following the style shift, Putnam's U.S. Core Team, which specializes in the blend style, assumed sole responsibility for management of the fund. This move was approved by the fund's Trustees based on the management team's recommendation that Putnam Investors Fund would benefit from the greater investment flexibility this shift could provide.

Fund Profile

Putnam Investors Fund seeks long-term capital appreciation by investing in large-cap stocks of well-established companies. The fund targets companies whose business worth is believed to be more than their current stock prices indicate, whether the stock is considered growth or value. The fund is appropriate for investors seeking long-term growth of capital.

Aside from expanding the fund's investment universe in many important ways, little has changed as a result of the fund's style shift. Both the Putnam Large-Cap Growth and U.S. Core teams utilize similar methodologies for valuing companies, for example. However, the Putnam U.S. Core Team's stock-selection process places a greater emphasis on valuation and a lesser emphasis on catalysts for change than that of the Putnam Large-Cap Growth Team. Some of the changes to the portfolio that resulted from this universe and emphasis shift included trimming technology and health-care positions and adding exposure to energy, utilities, basic materials, and transportation sectors. This broader universe exposure more closely mirrors the fund's benchmark, the S&P 500 Index. As a result, we expect to see less variation in performance versus the benchmark going forward. The fund has benefited from its broader mandate since we modified our strategy in April 2002, as our emphasis on valuation has been especially productive in the declining market.

* SOME HOLDINGS DETRACTED FROM RELATIVE RESULTS

The fund's position in Tyco International was one holding directly affected by the increased investor scrutiny of accounting practices that followed the revelation of improprieties at Enron. Once hailed as a master of integrating businesses, this major conglomerate had been widely held by investors, and was noted for its ability to generate significant earnings growth. Yet, it was difficult to determine Tyco's organic growth rate, given its numerous acquisitions and the complex accounting methods it employed to value them. This complexity did not play well in an environment that sought transparency, driving its stock price down significantly. Concerns about the high degree of leverage in the company's financial subsidiary and the resignation and arrest of its CEO on charges of tax evasion late in the period dealt further blows to Tyco's already battered stock price. Our sum-of-the-parts analysis, using what we believe to be conservative assumptions, continues to suggest upside potential and we are monitoring this situation closely.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Exxon Mobil Corp.
Oil and gas

Citigroup, Inc.
Financial

Microsoft Corp.
Software

Pfizer, Inc.
Pharmaceuticals

Freddie Mac
Financial

Philip Morris Companies, Inc.
Tobacco

Johnson & Johnson
Pharmaceuticals

General Electric Co.
Conglomerates

U.S. Bancorp
Banking

American International Group, Inc.
Insurance

Footnote reads:
These holdings represent 28.2% of the fund's net assets as of 7/31/02. Portfolio holdings will vary over time.


Other detractors from relative performance included holdings in the telecommunications sector, such as Sprint Corp. (PCS) and Qwest
Communications International, Inc. These positions were eliminated during the period, as we expect companies in this sector to continue to suffer from overcapacity and lack of pricing power.

* MARKET VOLATILITY PRESENTED OPPORTUNITIES

Since the fund's management team focuses on a company's longer-term intrinsic value rather than shorter-term market sentiment, we took advantage of market volatility to increase our exposure to companies we favored or to initiate new positions at attractive prices. For example, we took advantage of aggressive selling to add to the fund's position in Citigroup, Inc. and to initiate a new position in JP Morgan, believing that the stocks of these financial services giants had been oversold on concerns about their relationships with Enron.

"We have found some innovative companies that have increased both their top and bottom lines through larger market share, expansion into new product areas, and increased productivity."

-- James C. Wiess, Portfolio Member, Putnam Investors Fund

In technology, we continue to affirm the long-term prospects of market leaders such as software developer Siebel Systems, Inc. -- a maker of customer relationship management software -- despite recent underperformance of its stock. Siebel's profits, like those of many well-positioned technology firms, suffered during the period as business technology spending did not rebound as quickly as investors had hoped.

Our confidence reflects our optimism that Siebel retains its strong competitive position and that enterprises will continue to spend on technology to reduce costs, improve customer and supplier relationships, and enhance revenues.

* FUND TARGETS SUCCESSFUL COMPANIES THAT ARE GROWING PROFITS

In today's low-inflation environment, few companies are able to grow earnings by increasing the price of their goods and services. We have found some innovative companies, however, that have increased both their top and bottom lines through larger market share, expansion into new product areas, and increased productivity. One example is technology giant Dell Computer, which has successfully executed its business strategy to commoditize hardware (e.g., personal computers, servers, data storage, and switches). Dell has continued to cut manufacturing costs, enabling it to expand its market share by cutting price, which, in turn, has allowed even more price cutting as increased volume has more than made up for lower per-unit profit. Using this strategy, Dell has recorded growing profits in a year when many technology firms have struggled to make any profit.

Some health-care services companies, such as UnitedHealth Group, one of the country's largest health maintenance organizations (HMOs), also fall into this category. Its profits continued to benefit from improving fundamentals. In line with our sell discipline, we took profits opportunistically on this successful holding, as its stock price fluctuated around our valuation target. Elsewhere in health care, we are maintaining our emphasis on Pfizer, a large pharmaceutical, which is overweighted relative to the fund's benchmark index.

Our expectations for continued economic recovery have been moderated somewhat in light of weaker-than-expected second-quarter growth and declining consumer sentiment. At the same time, the slump in equity markets has pushed valuations down to a point where they are now as far below fair value as they were in the immediate aftermath of September 11, creating opportunities for disciplined, long-term investors.

Whatever environmental factors prevail, the fund's management team will continue to target companies whose business worth is believed to be more than their current market values indicate, whether the stock is considered growth or value. These companies should also demonstrate strong management, solid fundamentals, a favorable operating environment, and a competitive advantage. We believe this long-term, disciplined approach will serve shareholders well.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/02, there is no guarantee the fund will continue to hold these securities in the future.

The fund is managed by the Putnam U.S. Core Team. The members of the team are Paul Warren (Portfolio Leader), Richard Cervone (Portfolio Member), Kevin Divney (Portfolio Member), Paul Marrkand, (Portfolio Member), James Wiess (Portfolio Member), Richard England, Michael Nance, Justin Scott, and Manuel Weiss.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 7/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (12/1/25)       (3/1/93)        (7/26/99)       (12/2/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -28.04% -32.15% -28.66% -32.22% -28.63% -29.34% -28.50% -31.00%
------------------------------------------------------------------------------
5 years         -12.82  -17.83  -16.14  -17.58  -15.65  -15.65  -15.09  -18.06
Annual average   -2.71   -3.85   -3.46   -3.79   -3.35   -3.35   -3.22   -3.91
------------------------------------------------------------------------------
10 years        134.77  121.34  117.03  117.03  118.88  118.88  123.04  115.24
Annual average    8.91    8.27    8.06    8.06    8.15    8.15    8.35    7.97
------------------------------------------------------------------------------
Annual average
(life of fund)    9.51    9.43    8.45    8.45    8.69    8.69    8.73    8.68
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/02

                             Standard & Poor's        Consumer
                               500 Index             price index
------------------------------------------------------------------------------
1 year                          -23.63%                 1.41%
------------------------------------------------------------------------------
5 years                           2.23                 12.02
Annual average                    0.44                  2.30
------------------------------------------------------------------------------
10 years                        161.43                 28.04
Annual average                   10.09                  2.50
------------------------------------------------------------------------------
Annual average
(life of fund)                      --*                 3.05
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*The Standard and Poor's 500 Index began operations on 12/31/69.

LIPPER INFORMATION:
The average annualized return for the 728 funds in the Lipper Large-Cap Growth Funds category over the 12 months ended 7/31/02 was -28.89%. Over the 5- and 10-year periods ended 7/31/02, annualized returns for the category were -2.52% and 7.20%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/92

               Fund's class A    Standard & Poor's     Consumer price
Date           shares at POP       500 Index                index


7/31/92            9,425            10,000                 10,000
7/31/93           11,242            10,873                 10,278
7/31/94           11,616            11,434                 10,562
7/31/95           14,816            14,419                 10,868
7/31/96           16,937            16,808                 11,189
7/31/97           25,390            25,572                 11,431
7/31/98           31,926            30,504                 11,623
7/31/99           37,880            36,666                 11,865
7/31/00           44,390            39,957                 12,299
7/31/01           30,757            34,232                 12,626
7/31/02          $22,134           $26,143                $12,804

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $21,703 and $21,888 respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $22,304 ($21,524 at public offering price).


PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 7/31/02

                     Class A             Class B       Class C       Class M
------------------------------------------------------------------------------
Share value:       NAV     POP             NAV           NAV       NAV     POP
------------------------------------------------------------------------------
7/31/01         $12.52  $13.28          $11.76        $12.40    $12.14  $12.58
------------------------------------------------------------------------------
7/31/02           9.01    9.56            8.39          8.85      8.68    8.99
------------------------------------------------------------------------------
*The fund did not make any distributions during this fiscal period.


TOTAL RETURN FOR PERIODS ENDED 6/30/02 (most recent calendar quarter)

                      Class A         Class B         Class C        Class M
(inception dates)   (12/1/25)        (3/1/93)        (7/26/99)      (12/2/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -25.12% -29.40% -25.59% -29.31% -25.66% -26.40% -25.44% -28.06%
------------------------------------------------------------------------------
5 years           3.12   -2.83   -0.57   -2.28   -0.18   -0.18    0.63   -2.86
Annual average    0.62   -0.57   -0.11   -0.46   -0.04   -0.04    0.13   -0.58
------------------------------------------------------------------------------
10 years        164.86  149.68  145.20  145.20  146.94  146.94  151.90  143.04
Annual average   10.23    9.58    9.38    9.38    9.46    9.46    9.68    9.29
------------------------------------------------------------------------------
Annual average
(life of fund)    9.64    9.55    8.57    8.57    8.81    8.81    8.85    8.80
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

The Standard & Poor's 500 Index is an unmanaged index of common stock performance. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Investors Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Investors Fund, including the fund's portfolio, as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Investors Fund as of July 31, 2002, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                 KPMG LLP

Boston, Massachusetts
September 3, 2002




THE FUND'S PORTFOLIO
July 31, 2002

COMMON STOCKS (98.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            357,965 Omnicom Group, Inc.                                                                 $19,083,114

Aerospace and Defense (0.8%)
-------------------------------------------------------------------------------------------------------------------
            378,726 Lockheed Martin Corp.                                                                24,280,124
            463,472 Raytheon Co.                                                                         15,099,918
            308,226 Rockwell Collins, Inc.                                                                7,921,408
             77,500 United Technologies Corp.                                                             5,386,250
                                                                                                      -------------
                                                                                                         52,687,700

Agriculture (--%)
-------------------------------------------------------------------------------------------------------------------
              4,600 Monsanto Co.                                                                             69,920

Airlines (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,364,979 Southwest Airlines Co.                                                               32,660,360

Automotive (1.0%)
-------------------------------------------------------------------------------------------------------------------
             30,670 Advance Auto Parts, Inc. (NON)                                                        1,541,474
            721,715 Johnson Controls, Inc.                                                               58,473,349
                                                                                                      -------------
                                                                                                         60,014,823

Banking (8.5%)
-------------------------------------------------------------------------------------------------------------------
          2,318,840 Bank of New York Company, Inc. (The)                                                 74,249,257
            810,100 BB&T Corp.                                                                           29,989,902
          1,275,204 Comerica, Inc.                                                                       74,165,865
            505,829 Fifth Third Bancorp                                                                  33,420,122
            593,821 Greenpoint Financial Corp.                                                           28,681,554
            287,222 M&T Bank Corp.                                                                       24,011,759
            980,035 Mellon Financial Corp.                                                               26,049,330
             45,000 Northern Trust Corp.                                                                  1,792,350
          6,288,417 U.S. Bancorp                                                                        134,509,240
          1,148,293 Wells Fargo & Co.                                                                    58,402,182
            902,327 Zions Bancorporation                                                                 45,576,537
                                                                                                      -------------
                                                                                                        530,848,098

Beverage (1.4%)
-------------------------------------------------------------------------------------------------------------------
            198,740 Anheuser-Busch Companies, Inc.                                                       10,276,845
            174,460 Coca-Cola Co. (The)                                                                   8,712,532
          1,521,797 PepsiCo, Inc.                                                                        65,345,963
                                                                                                      -------------
                                                                                                         84,335,340

Biotechnology (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,015,958 Amgen, Inc. (NON)                                                                    46,368,323
            114,600 IDEC Pharmaceuticals Corp. (NON)                                                      5,110,014
          1,116,940 MedImmune, Inc. (NON)                                                                33,217,796
                                                                                                      -------------
                                                                                                         84,696,133

Broadcasting (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,807,006 Echostar Communications Corp. Class A (NON)                                          29,472,268
          2,592,495 Viacom, Inc. Class B (NON)                                                          100,925,830
                                                                                                      -------------
                                                                                                        130,398,098

Cable Television (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,249,297 Comcast Corp. Class A (NON)                                                          26,110,307

Capital Goods (0.4%)
-------------------------------------------------------------------------------------------------------------------
            380,970 Eaton Corp.                                                                          26,599,325

Chemicals (2.3%)
-------------------------------------------------------------------------------------------------------------------
            435,860 3M Co.                                                                               54,844,264
             59,279 Air Products & Chemicals, Inc.                                                        2,623,096
            213,899 Dow Chemical Co. (The)                                                                6,175,264
             94,152 E.I. du Pont de Nemours & Co.                                                         3,945,910
             34,715 Hercules, Inc. (NON)                                                                    367,979
          1,300,145 PPG Industries, Inc.                                                                 74,628,323
             55,854 Rohm & Haas Co.                                                                       2,094,525
                                                                                                      -------------
                                                                                                        144,679,361

Coal (--%)
-------------------------------------------------------------------------------------------------------------------
             75,200 Arch Coal, Inc.                                                                       1,242,304

Commercial and Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
            604,405 ServiceMaster Co. (The)                                                               7,373,741

Communications Equipment (0.1%)
-------------------------------------------------------------------------------------------------------------------
            545,200 Lucent Technologies, Inc. (NON)                                                         954,100
             78,968 QUALCOMM, Inc. (NON)                                                                  2,170,041
          2,283,400 Telefonaktiebolaget LM Ericsson Class B ADR (Sweden) (NON)                            2,192,064
             84,500 Tellabs, Inc. (NON)                                                                     484,185
                                                                                                      -------------
                                                                                                          5,800,390

Computers (3.5%)
-------------------------------------------------------------------------------------------------------------------
          3,737,987 Dell Computer Corp. (NON)                                                            93,188,016
          2,703,045 EMC Corp. (NON)                                                                      20,272,838
          2,616,509 Hewlett-Packard Co.                                                                  37,023,602
            473,770 IBM Corp.                                                                            33,353,408
            504,910 Lexmark International, Inc. (NON)                                                    24,680,001
             95,404 QLogic Corp. (NON)                                                                    3,887,713
             79,000 Symbol Technologies, Inc.                                                               722,060
                                                                                                      -------------
                                                                                                        213,127,638

Conglomerates (2.9%)
-------------------------------------------------------------------------------------------------------------------
          4,593,073 General Electric Co.                                                                147,896,951
            684,117 Honeywell International, Inc.                                                        22,138,026
            787,083 Tyco International, Ltd. (Bermuda)                                                   10,074,662
                                                                                                      -------------
                                                                                                        180,109,639

Consumer Finance (3.0%)
-------------------------------------------------------------------------------------------------------------------
          1,527,604 Capital One Financial Corp.                                                          48,425,047
            829,589 Household International, Inc.                                                        35,398,563
          5,343,375 MBNA Corp.                                                                          103,608,022
                                                                                                      -------------
                                                                                                        187,431,632

Consumer Goods (2.3%)
-------------------------------------------------------------------------------------------------------------------
            673,188 Colgate-Palmolive Co.                                                                34,568,204
            665,482 Fortune Brands, Inc.                                                                 34,804,709
             77,472 Kimberly-Clark Corp.                                                                  4,729,666
            744,995 Procter & Gamble Co.                                                                 66,297,105
                                                                                                      -------------
                                                                                                        140,399,684

Electric Utilities (2.7%)
-------------------------------------------------------------------------------------------------------------------
            349,498 Aquila, Inc.                                                                          2,509,396
          1,725,000 Edison International (NON)                                                           22,597,500
            918,237 Entergy Corp.                                                                        37,216,146
            125,678 FPL Group, Inc.                                                                       7,119,659
          4,494,938 PG&E Corp. (NON)                                                                     62,479,638
          3,030,858 Reliant Energy, Inc.                                                                 30,490,431
            691,535 Sierra Pacific Resources                                                              4,329,009
                                                                                                      -------------
                                                                                                        166,741,779

Electrical Equipment (0.5%)
-------------------------------------------------------------------------------------------------------------------
            560,875 Emerson Electric Co.                                                                 28,576,581

Electronics (2.6%)
-------------------------------------------------------------------------------------------------------------------
            587,290 Analog Devices, Inc. (NON)                                                           14,153,689
          5,203,829 Intel Corp.                                                                          97,779,947
             30,300 Jabil Circuit, Inc. (NON)                                                               539,037
            753,865 LSI Logic Corp. (NON)                                                                 5,880,147
             25,042 Marvell Technology Group, Ltd. (Bermuda) (NON)                                          475,798
            665,920 Maxim Integrated Products, Inc. (NON)                                                23,427,066
            778,444 Microchip Technology, Inc. (NON)                                                     17,141,337
            168,078 Texas Instruments, Inc.                                                               3,891,006
                                                                                                      -------------
                                                                                                        163,288,027

Energy (1.1%)
-------------------------------------------------------------------------------------------------------------------
            139,826 Baker Hughes, Inc.                                                                    3,747,337
            720,606 BJ Services Co. (NON)                                                                22,980,125
          1,416,109 GlobalSantaFe Corp.                                                                  31,919,097
            930,600 Halliburton Co.                                                                      12,283,920
                                                                                                      -------------
                                                                                                         70,930,479

Engineering & Construction (--%)
-------------------------------------------------------------------------------------------------------------------
             21,500 Fluor Corp.                                                                             690,150

Financial (6.4%)
-------------------------------------------------------------------------------------------------------------------
          6,679,127 Citigroup, Inc.                                                                     224,017,920
          2,788,295 Freddie Mac                                                                         172,734,875
                                                                                                      -------------
                                                                                                        396,752,795

Food (1.0%)
-------------------------------------------------------------------------------------------------------------------
             56,674 General Mills, Inc.                                                                   2,349,137
             36,208 Hershey Foods Corp.                                                                   2,840,880
          1,232,483 Kraft Foods, Inc. Class A                                                            45,601,871
            627,400 Sara Lee Corp.                                                                       11,757,476
                                                                                                      -------------
                                                                                                         62,549,364

Gaming & Lottery (0.8%)
-------------------------------------------------------------------------------------------------------------------
            311,680 Harrah's Entertainment, Inc. (NON)                                                   14,748,698
            564,347 International Game Technology (NON)                                                  32,873,213
                                                                                                      -------------
                                                                                                         47,621,911

Health Care Services (1.9%)
-------------------------------------------------------------------------------------------------------------------
             68,800 AdvancePCS (NON)                                                                      1,542,496
            314,333 Cardinal Health, Inc.                                                                18,105,581
            766,760 HCA, Inc.                                                                            36,037,720
             70,490 Laboratory Corporation of America Holdings (NON)                                      2,417,807
            927,161 McKesson Corp.                                                                       30,522,140
            314,299 UnitedHealth Group, Inc.                                                             27,551,450
                                                                                                      -------------
                                                                                                        116,177,194

Insurance (3.2%)
-------------------------------------------------------------------------------------------------------------------
          1,160,422 ACE, Ltd. (Bermuda)                                                                  36,750,565
          1,767,460 American International Group, Inc.                                                  112,976,043
             56,965 Loews Corp. - Carolina Group                                                          1,407,036
          1,010,796 Radian Group, Inc.                                                                   46,294,457
             51,390 XL Capital, Ltd. Class A (Bermuda)                                                    3,807,999
                                                                                                      -------------
                                                                                                        201,236,100

Investment Banking/Brokerage (0.8%)
-------------------------------------------------------------------------------------------------------------------
             50,200 Investment Technology Group, Inc. (NON)                                               1,700,274
          1,661,260 JPMorgan Chase & Co.                                                                 41,465,050
            112,051 Lehman Brothers Holdings, Inc.                                                        6,354,412
             66,298 Merrill Lynch & Company, Inc.                                                         2,363,524
                                                                                                      -------------
                                                                                                         51,883,260

Lodging/Tourism (0.4%)
-------------------------------------------------------------------------------------------------------------------
            806,142 Marriott International, Inc. Class A                                                 27,005,757

Machinery (0.9%)
-------------------------------------------------------------------------------------------------------------------
            434,668 Deere (John) & Co.                                                                   18,264,749
            233,859 Ingersoll-Rand Co. Class A (Bermuda)                                                  8,977,847
            792,037 Parker-Hannifin Corp.                                                                31,887,410
                                                                                                      -------------
                                                                                                         59,130,006

Media (1.4%)
-------------------------------------------------------------------------------------------------------------------
            446,256 AOL Time Warner, Inc. (NON)                                                           5,131,944
            883,293 Fox Entertainment Group, Inc. Class A (NON)                                          17,621,695
            457,912 Liberty Media Corp. Class A (South Korea) (NON)                                       3,599,188
            134,400 USA Networks, Inc. (NON)                                                              2,963,386
          3,178,417 Walt Disney Co. (The)                                                                56,353,333
                                                                                                      -------------
                                                                                                         85,669,546

Medical Technology (0.4%)
-------------------------------------------------------------------------------------------------------------------
             82,584 Baxter International, Inc.                                                            3,295,927
            207,796 Cytyc Corp. (NON)                                                                     1,789,124
            535,170 Guidant Corp. (NON)                                                                  18,623,916
                                                                                                      -------------
                                                                                                         23,708,967

Metals (0.4%)
-------------------------------------------------------------------------------------------------------------------
            146,879 AK Steel Holding Corp. (NON)                                                          1,377,725
            174,546 Alcoa, Inc.                                                                           4,721,469
          1,265,098 Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                   19,318,046
                                                                                                      -------------
                                                                                                         25,417,240

Office Equipment & Supplies (0.2%)
-------------------------------------------------------------------------------------------------------------------
            325,925 Pitney Bowes, Inc.                                                                   12,711,075

Oil & Gas (6.4%)
-------------------------------------------------------------------------------------------------------------------
            113,959 BP PLC ADR (United Kingdom)                                                           5,287,698
          1,637,767 Burlington Resources, Inc.                                                           59,860,384
          6,518,578 Exxon Mobil Corp.                                                                   239,622,927
             37,570 Murphy Oil Corp.                                                                      3,123,946
            150,071 Ocean Energy, Inc.                                                                    2,986,413
            109,200 Pioneer Natural Resources Co. (NON)                                                   2,643,732
          1,149,296 TotalFinaElf SA ADR (France)                                                         83,381,425
                                                                                                      -------------
                                                                                                        396,906,525

Paper & Forest Products (0.9%)
-------------------------------------------------------------------------------------------------------------------
            445,148 Boise Cascade Corp.                                                                  12,904,841
            778,758 Weyerhaeuser Co.                                                                     45,752,033
                                                                                                      -------------
                                                                                                         58,656,874

Pharmaceuticals (10.8%)
-------------------------------------------------------------------------------------------------------------------
          1,305,111 Abbott Laboratories                                                                  54,044,647
            346,078 Allergan, Inc.                                                                       20,934,258
             70,205 Andrx Group (NON)                                                                     1,557,849
             98,700 Barr Laboratories, Inc. (NON)                                                         6,020,700
             46,502 Forest Laboratories, Inc. (NON)                                                       3,602,510
          2,815,364 Johnson & Johnson                                                                   149,214,292
          1,330,159 King Pharmaceuticals, Inc. (NON)                                                     28,212,672
            726,458 Lilly (Eli) & Co.                                                                    42,439,676
          5,939,983 Pfizer, Inc.                                                                        192,158,450
          1,711,603 Pharmacia Corp.                                                                      76,577,118
          3,247,309 Schering-Plough Corp.                                                                82,806,380
             36,200 Teva Pharmaceutical Industries, Ltd. ADR (Israel)                                     2,414,576
            266,771 Wyeth                                                                                10,644,163
                                                                                                      -------------
                                                                                                        670,627,291

Publishing (0.2%)
-------------------------------------------------------------------------------------------------------------------
             67,713 Gannett Co., Inc.                                                                     4,869,242
             91,100 McGraw-Hill Companies, Inc. (The)                                                     5,698,305
                                                                                                      -------------
                                                                                                         10,567,547

Railroads (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,108,271 Union Pacific Corp.                                                                  65,022,260

Regional Bells (2.5%)
-------------------------------------------------------------------------------------------------------------------
            279,755 BellSouth Corp.                                                                       7,511,422
          2,049,017 SBC Communications, Inc.                                                             56,675,810
          2,783,346 Verizon Communications, Inc.                                                         91,850,418
                                                                                                      -------------
                                                                                                        156,037,650

Restaurants (1.0%)
-------------------------------------------------------------------------------------------------------------------
            275,600 Darden Restaurants, Inc.                                                              6,399,432
             70,116 Wendy's International, Inc.                                                           2,579,568
          1,736,066 Yum! Brands, Inc. (NON)                                                              53,644,439
                                                                                                      -------------
                                                                                                         62,623,439

Retail (8.3%)
-------------------------------------------------------------------------------------------------------------------
             60,739 Albertsons, Inc.                                                                      1,711,625
            947,757 AutoZone, Inc. (NON)                                                                 69,897,079
          1,023,568 Blockbuster, Inc. Class A                                                            23,644,421
              1,300 CVS Corp.                                                                                37,180
            157,190 Dollar Tree Stores, Inc. (NON)                                                        4,903,778
          1,379,236 Family Dollar Stores, Inc.                                                           41,777,058
            417,953 Home Depot, Inc. (The)                                                               12,906,389
          1,422,093 JC Penney Company, Inc.                                                              25,028,837
          2,778,054 Kroger Co. (NON)                                                                     54,116,492
          1,590,576 Lowe's Companies, Inc.                                                               60,203,302
             93,490 Michaels Stores, Inc. (NON)                                                           3,461,935
          2,590,142 Office Depot, Inc. (NON)                                                             33,620,043
          1,348,262 Staples, Inc. (NON)                                                                  22,502,493
             58,844 Target Corp.                                                                          1,962,447
          4,178,656 TJX Companies, Inc. (The)                                                            74,087,571
          1,832,031 Wal-Mart Stores, Inc.                                                                90,099,285
                                                                                                      -------------
                                                                                                        519,959,935

Software (6.5%)
-------------------------------------------------------------------------------------------------------------------
             35,700 Activision, Inc. (NON)                                                                1,025,304
            375,735 Adobe Systems, Inc.                                                                   9,002,611
          2,634,915 BMC Software, Inc. (NON)                                                             35,439,607
          2,179,761 Computer Associates International, Inc.                                              20,358,968
            409,430 Electronic Arts, Inc. (NON)                                                          24,639,497
             84,451 Mercury Interactive Corp. (NON)                                                       2,163,635
          4,461,115 Microsoft Corp. (NON)                                                               214,044,294
          5,576,373 Oracle Corp. (NON)                                                                   55,813,917
             67,100 PeopleSoft, Inc. (NON)                                                                1,206,458
            124,500 Rational Software Corp. (NON)                                                           836,640
          2,121,909 Siebel Systems, Inc. (NON)                                                           19,945,945
            583,426 Symantec Corp. (NON)                                                                 19,568,108
                                                                                                      -------------
                                                                                                        404,044,984

Technology (--%)
-------------------------------------------------------------------------------------------------------------------
            312,786 Unisys Corp. (NON)                                                                    2,352,151

Technology Services (1.1%)
-------------------------------------------------------------------------------------------------------------------
            845,776 Automatic Data Processing, Inc.                                                      31,538,987
            573,704 Computer Sciences Corp. (NON)                                                        21,227,048
            373,504 Convergys Corp. (NON)                                                                 5,647,380
             70,684 Electronic Data Systems Corp.                                                         2,599,051
            153,075 Iron Mountain, Inc. (NON)                                                             4,553,981
             31,800 SunGard Data Systems, Inc. (NON)                                                        745,710
                                                                                                      -------------
                                                                                                         66,312,157

Telecommunications (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,708,214 AT&T Corp.                                                                           27,569,619
             34,300 CenturyTel, Inc.                                                                        912,380
          1,333,070 Nextel Communications, Inc. Class A (NON)                                             7,638,491
                                                                                                      -------------
                                                                                                         36,120,490

Textiles (0.5%)
-------------------------------------------------------------------------------------------------------------------
            947,015 Jones Apparel Group, Inc. (NON)                                                      32,226,920

Tobacco (2.7%)
-------------------------------------------------------------------------------------------------------------------
          3,662,283 Philip Morris Companies, Inc.                                                       168,648,132

Waste Management (0.3%)
-------------------------------------------------------------------------------------------------------------------
            881,762 Waste Management, Inc.                                                               20,871,307
                                                                                                     --------------
                    Total Common Stocks (cost $6,512,832,736)                                        $6,138,735,500

UNITS (0.4%) (a) (cost $28,377,463)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
            427,544 Lehman Brothers Holdings, Inc. 144A Structured Warrants
                    (issued by Lehman Brothers Finance SA)
                    expiration 9/3/02                                                                   $24,352,906

PURCHASED OPTIONS OUTSTANDING (--%) (a) (cost $442,450)                            EXPIRATION DATE/
CONTRACT AMOUNT                                                                    STRIKE PRICE              VALUE
-------------------------------------------------------------------------------------------------------------------
            368,564 Kroger Co. (Put)                                               Sep 02/19.00 USD        $323,231

SHORT-TERM INVESTMENTS (2.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $80,407,987 Short-term investments held as collateral for loaned securities with yields ranging from 1.77% to 2.03%
                    and due dates ranging from August 1, 2002 to
                    September 19, 2002 (d)                                                              $80,364,733
         57,000,653 Short-term investments held in Putnam commingled cash account with yields ranging from 1.70% to 1.84% and
                    due dates ranging from August 1, 2002 to
                    September 25, 2002 (d)                                                               57,000,653
                                                                                                     --------------
                    Total Short-Term Investments (cost $137,365,386)                                   $137,365,386
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $6,679,018,035) (b)                                      $6,300,777,023
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $6,234,013,285.

  (b) The aggregate identified cost on a tax basis is $6,800,321,274, resulting in gross unrealized appreciation and depreciation of $347,477,852 and $847,022,103, respectively, or net unrealized depreciation of $499,544,251.

(NON) Non-income-producing security.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

------------------------------------------------------------------------------
Written Options Outstanding at July 31, 2002
(premiums received $987,929)
                                            Expiration Date/           Market
Contract Amounts                                Strike Price           Value
------------------------------------------------------------------------------
12,823   Cooper Industries, Ltd. (Put)        Aug 02/29.00 USD       $15,772
42,735   E.I. Du Pont de Nemours & Co. (Put)  Aug 02/40.00 USD        50,222
36,208   Hershey Foods Corp. (Call)           Aug 02/73.00 USD       220,870
368,564  Kroger Co. (Call)                    Sep 02/21.00 USD       174,331
655,339  Siebel Systems, Inc. (Put)           Aug 02/9.05 USD        458,737
  8,185  UnitedHealth Group, Inc. (Call)      Aug 02/97.50 USD         3,028
------------------------------------------------------------------------------
                                                                    $922,960
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $77,969,857 of securities
on loan (identified cost $6,679,018,035) (Note 1)                            $6,300,777,023
-------------------------------------------------------------------------------------------
Cash                                                                                986,817
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         5,457,672
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           28,751,351
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   89,776,274
-------------------------------------------------------------------------------------------
Total assets                                                                  6,425,749,137

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 77,152,903
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       20,559,689
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      8,563,305
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        1,188,432
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       209,022
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          9,095
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            2,313,110
-------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$987,929) (Note 3)                                                                  922,960
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               80,364,733
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              452,603
-------------------------------------------------------------------------------------------
Total liabilities                                                               191,735,852
-------------------------------------------------------------------------------------------
Net assets                                                                   $6,234,013,285

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                               9,824,974,165
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                        (3,212,784,837)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                     (378,176,043)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $6,234,013,285

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,434,086,083 divided by 381,330,906 shares)                                        $9.01
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.01)*                                $9.56
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,672,522,930 divided by 199,277,819 shares)**                                      $8.39
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($81,601,198 divided by 9,217,651 shares)**                                           $8.85
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($99,411,680 divided by 11,448,709 shares)                                            $8.68
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.68)*                                $8.99
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($946,391,394 divided by 103,934,643 shares)                                          $9.11
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $92,739)                                       $83,620,217
-------------------------------------------------------------------------------------------
Interest                                                                          2,882,360
-------------------------------------------------------------------------------------------
Securities lending                                                                  461,855
-------------------------------------------------------------------------------------------
Total investment income                                                          86,964,432

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 39,340,879
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   15,842,010
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   127,460
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     55,498
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            11,708,676
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            23,548,852
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             1,147,686
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             1,068,029
-------------------------------------------------------------------------------------------
Other                                                                             6,203,541
-------------------------------------------------------------------------------------------
Total expenses                                                                   99,042,631
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (717,833)
-------------------------------------------------------------------------------------------
Net expenses                                                                     98,324,798
-------------------------------------------------------------------------------------------
Net investment loss                                                             (11,360,366)
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                            (1,247,420,680)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (6,710,812)
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                              3,148,852
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts and
written options during the year                                              (1,489,185,111)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (2,740,167,751)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(2,751,528,117)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year ended July 31
                                                               ----------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                  $(11,360,366)         $(35,570,892)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                   (1,250,982,640)       (1,932,194,967)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                         (1,489,185,111)       (2,735,065,484)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations               (2,751,528,117)       (4,702,831,343)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From net realized long-term gain on investments
   Class A                                                                     --          (120,829,845)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --           (70,041,682)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --            (2,671,222)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --            (4,075,535)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --           (20,029,376)
-------------------------------------------------------------------------------------------------------
Return of capital
   Class A                                                                     --              (281,625)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --              (163,250)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --                (6,226)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --                (9,499)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --               (46,684)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)       (1,320,914,765)          388,159,873
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                       (4,072,442,882)       (4,532,826,414)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                  10,306,456,167        14,839,282,581
-------------------------------------------------------------------------------------------------------
End of year (including accumulated net investment loss
of $-- and $47, respectively)                                      $6,234,013,285       $10,306,456,167
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.52       $18.36       $15.78       $13.67       $11.98
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .01         (.01)        (.04)        (.02)          --(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.52)       (5.57)        2.75         2.51         2.81
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.51)       (5.58)        2.71         2.49         2.81
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --         (.04)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.26)        (.13)        (.38)       (1.08)
-----------------------------------------------------------------------------------------------------
From return
of capital                                --           --(d)        --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.26)        (.13)        (.38)       (1.12)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.01       $12.52       $18.36       $15.78       $13.67
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.04)      (30.71)       17.19        18.65        25.75
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $3,434,086   $5,773,210   $8,432,177   $6,130,543   $3,209,986
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .98          .89          .86          .89          .95
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .06         (.06)        (.25)        (.14)         .03
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                129.58        94.48        65.38        74.73        59.14
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.76       $17.39       $15.06       $13.17       $11.62
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.07)        (.12)        (.17)        (.13)        (.09)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.30)       (5.25)        2.63         2.40         2.72
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.37)       (5.37)        2.46         2.27         2.63
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.26)        (.13)        (.38)       (1.08)
-----------------------------------------------------------------------------------------------------
From return
of capital                                --           --(d)        --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.26)        (.13)        (.38)       (1.08)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.39       $11.76       $17.39       $15.06       $13.17
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.66)      (31.22)       16.34        17.67        24.84
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,672,523   $3,010,604   $4,631,442   $3,028,807     $979,603
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.73         1.64         1.61         1.64         1.70
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.69)        (.81)       (1.00)        (.90)        (.74)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                129.58        94.48        65.38        74.73        59.14
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                                July 26, 1999+
operating performance                          Year ended July 31          to July 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.40       $18.22       $15.77       $16.08
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.07)        (.12)        (.19)          --(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.48)       (5.44)        2.77         (.31)
----------------------------------------------------------------------------------------
Total from
investment operations                  (3.55)       (5.56)        2.58         (.31)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.26)        (.13)          --
----------------------------------------------------------------------------------------
From return
of capital                                --           --(d)        --           --
----------------------------------------------------------------------------------------
Total distributions                       --         (.26)        (.13)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.85       $12.40       $18.22       $15.77
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.63)      (30.84)       16.37        (1.93)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $81,601     $140,990     $151,702       $1,534
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.73         1.64         1.61          .03*
----------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.69)        (.81)       (1.04)        (.01)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                129.58        94.48        65.38        74.73
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.14       $17.90       $15.46       $13.47       $11.85
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.08)        (.13)        (.09)        (.06)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.41)       (5.42)        2.70         2.46         2.78
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.46)       (5.50)        2.57         2.37         2.72
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --         (.02)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.26)        (.13)        (.38)       (1.08)
-----------------------------------------------------------------------------------------------------
From return
of capital                                --           --(d)        --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.26)        (.13)        (.38)       (1.10)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.68       $12.14       $17.90       $15.46       $13.47
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.50)      (31.06)       16.63        18.02        25.14
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $99,412     $182,647     $279,185     $199,806      $87,730
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.48         1.39         1.36         1.39         1.45
-----------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.44)        (.56)        (.75)        (.64)        (.48)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                129.58        94.48        65.38        74.73        59.14
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.63       $18.48       $15.84       $13.70       $11.99
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .03          .03           --(d)       .01          .03
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.55)       (5.62)        2.77         2.51         2.83
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.52)       (5.59)        2.77         2.52         2.86
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --           --         (.07)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.26)        (.13)        (.38)       (1.08)
-----------------------------------------------------------------------------------------------------
From return
of capital                                --           --(d)        --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --         (.26)        (.13)        (.38)       (1.15)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.11       $12.63       $18.48       $15.84       $13.70
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (27.87)      (30.57)       17.50        18.83        26.20
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $946,391   $1,199,005   $1,344,776     $754,474     $205,222
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .73          .64          .61          .64          .70
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .31          .19           --(e)       .09          .27
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                129.58        94.48        65.38        74.73        59.14
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Ratio of net investment income to average net assets was less than 0.01%.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
July 31, 2002

Note 1
Significant accounting policies

Putnam Investors Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital and any increased income that results from this growth by investing primarily in a portfolio consisting of quality common stocks.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to various minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2002, the value of securities loaned amounted to $77,969,857. The fund received cash collateral of $80,364,733, which is pooled with collateral of other Putnam funds into 33 issuers of high-grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2002, the fund had a capital loss carryover of approximately $2,654,417,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    -------------
  $268,517,000    July 31, 2009
 2,385,900,000    July 31, 2010

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals and net operating losses. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2002, the fund reclassified $11,360,413 to decrease accumulated net investment losses and $11,360,413 to decrease paid-in-capital.


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2002, the fund's expenses were reduced by $717,833 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4,749 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $800,757 and $18,497 from the sale of class A and class M shares, respectively, and received $7,065,909 and $18,796 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2002, Putnam Retail Management, acting as underwriter received $106,948 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended July 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $10,773,398,008 and $11,940,035,838, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                   --                 $--
---------------------------------------------------------------------------
Options opened                               4,926,610           4,711,149
Options exercised                             (328,200)           (453,269)
Options expired                             (2,522,967)         (2,554,614)
Options closed                                (951,589)           (715,337)
---------------------------------------------------------------------------
Written options
outstanding at
end of year                                  1,123,854            $987,929
---------------------------------------------------------------------------


Note 4
Capital shares

At July 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 82,565,799         $891,947,702
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            82,565,799         891,947,702

Shares repurchased                        (162,225,134)     (1,723,040,427)
---------------------------------------------------------------------------
Net decrease                               (79,659,335)      $(831,092,725)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                114,741,696      $1,768,362,108
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             7,076,289         114,069,813
---------------------------------------------------------------------------
                                           121,817,985       1,882,431,921

Shares repurchased                        (120,181,879)     (1,778,167,965)
---------------------------------------------------------------------------
Net increase                                 1,636,106        $104,263,956
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 21,101,192        $217,819,048
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            21,101,192         217,819,048

Shares repurchased                         (77,821,091)       (770,562,306)
---------------------------------------------------------------------------
Net decrease                               (56,719,899)      $(552,743,258)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 47,371,619        $708,756,205
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             4,250,417          64,649,469
---------------------------------------------------------------------------
                                            51,622,036         773,405,674

Shares repurchased                         (62,015,173)       (858,728,363)
---------------------------------------------------------------------------
Net decrease                               (10,393,137)       $(85,322,689)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,561,506         $27,769,255
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,561,506          27,769,255

Shares repurchased                          (4,710,421)        (49,303,157)
---------------------------------------------------------------------------
Net decrease                                (2,148,915)       $(21,533,902)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,681,205         $89,678,581
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               151,757           2,434,182
---------------------------------------------------------------------------
                                             5,832,962          92,112,763

Shares repurchased                          (2,790,293)        (39,465,055)
---------------------------------------------------------------------------
Net increase                                 3,042,669         $52,647,708
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,328,111         $24,598,772
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,328,111          24,598,772

Shares repurchased                          (5,929,737)        (61,073,494)
---------------------------------------------------------------------------
Net decrease                                (3,601,626)       $(36,474,722)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,815,980         $56,997,025
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               249,593           3,911,125
---------------------------------------------------------------------------
                                             4,065,573          60,908,150

Shares repurchased                          (4,613,451)        (65,802,391)
---------------------------------------------------------------------------
Net decrease                                  (547,878)        $(4,894,241)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 57,797,117        $638,894,914
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            57,797,117         638,894,914

Shares repurchased                         (48,797,826)       (517,965,072)
---------------------------------------------------------------------------
Net increase                                 8,999,291        $120,929,842
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 44,393,329        $655,916,982
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,236,972          20,076,060
---------------------------------------------------------------------------
                                            45,630,301         675,993,042

Shares repurchased                         (23,465,886)       (354,527,903)
---------------------------------------------------------------------------
Net increase                                22,164,415        $321,465,139
---------------------------------------------------------------------------


Federal tax information
(Unaudited)


The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.




TRUSTEES


Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
-------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of July 31, 2002, there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
  Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III,
  Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management and Putnam Retail Management.
  George Putnam, III, is the President of your Fund and each of the other Putnam Funds. Lawrence J.
  Lasser has been the President, Chief Executive Officer, and a Director of Putnam Investments, LLC,
  and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management.
  A.J.C. Smith is a Director of Marsh & McLennan Companies, Inc.





OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Justin M. Scott                    Since 2002                    Managing Director of Putnam Management
(9/16/57),
Vice President

Paul C. Warren                     Since 2002                    Managing Director of Putnam Management
(10/6/60),
Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio


* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray


INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Justin C. Scott
Vice President

Paul C. Warren
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Investors Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

AN012-83991  003/307/385/2DB  9/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Investors Fund
Supplement to Annual Report dated 7/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 7/31/02

                                                         NAV
1 year                                                -27.87%
5 years                                               -11.75%
Annual average                                         -2.47%
10 years                                              137.85%
Annual average                                          9.05%
Life of fund (since class A inception, 12/1/25)
Annual average                                          9.53%

Share value:                                             NAV
7/31/01                                                $12.63
7/31/02                                                 $9.11
----------------------------------------------------------------------------
Distributions: The fund did not make any distributions during this period.
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.